ASSIGNMENT AND ASSUMPTION AGREEMENT

BY AND AMONG

MICHAEL SEVELL;

CABAN GLOBAL REACH PRIVATE EQUITY LP

AND

HAMMER FIBER OPTICS HOLDINGS CORP.

i

ii

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (together with all exhibits and schedules hereto, this "Agreement") is entered into as of May 24, 2025 (the "Closing Date"), by and among (i) Michael Sevell ("Assignor"); (ii) Caban Global Reach Private Equity LP, a Delaware limited partnership ("Assignee") and (iii) Hammer Fiber Optics Holdings Corp., a Nevada corporation ("HMMR"). The Assignee, Assignor and HMMR may be collectively referred to herein as the

"Parties" and individually as a "Party."

WHEREAS, Assignor and HMMR are the parties to that certain Revised and Restated Convertible Note Agreement, dated as of May 15, 2025 as attached hereto as Exhibit A (the "Note Agreement"), pursuant to which, as of the Closing Date, HMMR owes to Assignor the sum of $2,680,798.50, which was provided as a loan from Assignor to HMMR (the "Loan"); and

WHEREAS, Assignor desires to contribute and assign to Assignee, and Assignee wishes to receive and assume from Assignor, the Note Agreement and the Loan, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I. DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings:

(a) "Affiliate" means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(b) "Business Day" means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in New Jersey generally are authorized or required by Law or other governmental actions to close.

(c) "Contract" means any contract, commitment, understanding or agreement (whether oral or written).

(d) "Control" means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contractor otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

(e) "Governmental Entity" means any federal, state, municipal, local or foreign government and any court, tribunal, arbitral body, administrative agency, department, subdivision, entity, commission or other governmental, government appointed, quasi-governmental or regulatory authority, reporting entity or agency, domestic, foreign or supranational.

(f) "Law" means any applicable foreign, federal, state or local law (including common law), statute, treaty, rule, directive, regulation, ordinances and similar provisions having the force or effect of law or an Order of any Governmental Entity.

(g) "Liabilities" means liabilities, obligations or responsibilities of any nature whatsoever, whether direct or indirect, matured or un-matured, fixed or unfixed, known or unknown, asserted or un asserted, choate or inchoate, liquidated or unliquidated, secured or unsecured, absolute, contingent or otherwise, including any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost or expense.

(h) "Lien" means, with respect to any property or asset, any lien, security interest, mortgage, pledge, charge, claim, lease, agreement, right of first refusal, option, limitation on transfer or use or assignment or licensing, restrictive easement, charge or any other restriction of any kind, and any conditional sale or voting agreement or proxy, and including any restriction on the ownership, use, voting, transfer, possession, receipt of income or other exercise of any attributes of ownership, in respect of such property or asset, and any agreement to give any of the foregoing.

(i) "Losses" means any losses, damages, deficiencies, Liabilities, assessments, fines, penalties, judgments, actions, claims, costs, disbursements, fees, expenses or settlements of any kind or nature, including legal, accounting and other professional fees and expenses.

(j) "Order" means any judgment, writ, decree, determination, award, compliance agreement, settlement agreement, injunction, ruling, charge, judicial or administrative order, determination or other restriction of any Governmental Entity or arbitrator.

(k) "Person" means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

(l) "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder.

(m) "Transactions" means the assignment, assumption and contribution of the Note Agreement and the Loan and the other transactions contemplated under the Transaction Documents.

(n) "Transaction Documents" means this Agreement and any other agreement, document, certificate or writing delivered or to be delivered in connection with this Agreement and any other document related to the Transactions related to the forgoing, including, without limitations, those delivered at the Closing.

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires, the words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; the terms "Dollars" and "$" mean United States Dollars, unless otherwise specified herein; references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement; wherever the word "include," "includes," or "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation"; references herein to any gender shall include each other gender; references herein to any Person shall include such Person's heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; with respect to the determination of any period of time, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II. ASSIGNMENT, ASSUMPTION AND AMENDMENT

Section 2.01 Assignment. Effective as of the Closing (as defined below), Assignor hereby absolutely assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Note Agreement and the Loan free and clear of all Liens and Assignee hereby agrees to and accepts the assignment of the Note Agreement and the Loan and agrees that it shall fully undertake the obligations of the Assignor pursuant to the Note Agreement. Following the Closing, any references in the Note Agreement to "Lender" shall be deemed references to Assignee. Hereafter, Assignor disclaims any further interest in the Note Agreement or the Loan and the Parties acknowledge and agree that, following the Closing, Assignor shall have no ongoing right, title or interest in the Note Agreement or the Loan, and shall have no ongoing rights or obligations pursuant to the Note Agreement, and the Assignee shall replace the Assignor as the "Lender" for all purposes of the Note Agreement.

Section 2.02 Consideration. As consideration for the assignment of the Note Agreement and the Loan to Assignee, the Assignee agrees to treat the fair market value of the Loan, in the amount of $2,680,798.50, as a capital contribution by Assignor to the Assignee. This contribution shall increase Assignor's capital account in accordance with IRC §721 and applicable partnership tax law.

Section 2.03 Consent of HMMR. HMMR hereby consents to the entry into this Agreement and the consummation of the Transactions, including, without limitation, the assignment of the Note Agreement and the Loan to, and assumption of the same by, Assignee.

Section 2.04 Waiver of Default. Effective as of the Closing Date, each of Assignor and HMMR hereby irrevocably waives any Defaults (as defined in the Note Agreement) or other events of default occurring pursuant to the Note Agreement, to the extent occurring prior to the Closing Date, including, without limitation, any failure by HMMR to repay the Loan by the original repayment date of March 1, 2025. Assignee shall be deemed an intended third-party beneficiary of the agreements of Assignor and HMMR as set forth in this Section 2.04.

Section 2.05 Closing. On the terms set forth herein, the closing of the Transactions (the "Closing") shall take place on the Closing Date and effective as of 12:00 noon, Eastern time, on such date.

Section 2.06 IRC §721 Compliance. The Parties agree and intend that the contribution of the Note Agreement and the Loan by Assignor to Assignee qualify as a nonrecognition transaction under Section 721 of the Internal Revenue Code of 1986, as amended, and that no gain or loss shall be recognized by Assignor as a result of such contribution. The Assignee shall record the contribution as an increase to Assignor's capital account in the amount of $2,680,798.50.

Article III. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

Assignor represents and warrants to Assignee and HMMR that the following representations and warranties contained in this Article III are true and correct as of the Closing Date:

Section 3.01 Authorization of Transactions. Assignor is natural person and has the requisite power and capacity to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Assignor of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of Assignor. The Transaction Documents to which Assignor is a party have been duly and validly executed and delivered by Assignor. Each Transaction Document to which Assignor is a party constitutes the valid and legally binding obligation of Assignor, enforceable against Assignor in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.

Section 3.02 Governmental Approvals; Non-contravention.

(a) No consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Entity or Person is necessary for the execution, delivery or performance by Assignor of this Agreement or any other Transaction Document to which Assignor is a party.

(b) The execution, delivery and performance by Assignor of the Transaction Documents to which Assignor is a party, and the consummation by Assignor of the Transactions, do not

(i) violate or conflict with any Law or Order to which Assignor, the Note Agreement or the Loan may be subject, (ii) constitute a violation or breach of, be in conflict with, constitute or create (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration) of any obligation under any Contract to which Assignor is a party or to which Assignor, the Note Agreement or the Loan are subject or (iii) result in the creation or imposition of any Lien upon any of the rights, properties or assets of Assignor or on the Note Agreement or the Loan.

(c) Assignor is not subject to an event that would disqualify an issuer or other covered person under Rule 506(d)(1) of Regulation D pursuant to the Securities Act, and is not subject to a statutory disqualification described under section 3(a)(39) of the Securities Exchange Act of 1934.

Section 3.03 Ownership.

(a) Assignor holds of record and owns beneficially the Note Agreement and the Loan free and clear of any and all Liens. Other than applicable securities laws, there are no limitations or restrictions on Assignor's right to assign and transfer the Note Agreement and the Loan, and all of Assignor's right, title and interest therein, to Assignee pursuant to this Agreement.

(b) Assignor represents, warrants and covenants to the Assignee that (i) the above recitals premises are true and complete; (ii) the Loan has not been prepaid in full or in part; (iii) the full amount of the Loan is due and owing by HMMR to the Assignor (subject to amendment as set forth herein); and (iv) the Assignor now has a good right, full power and absolute authority to assign its right, title and interest in and to the Note Agreement and the Loan in the manner set out in this Agreement according to the true intent and meaning of this Agreement.

(c) Assignor is not a party to any option, warrant, purchase right, proxy, power of attorney, voting trust or other Contract with respect to the Note Agreement or the Loan or the contribution, assignment, sale, issuance, redemption, registration, transfer or other disposition of any of the Note Agreement or the Loan (other than this Agreement).

Section 3.04 Brokers. Assignor has not engaged, or caused to be incurred any Liability or obligation to, any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of the Transaction Documents to which it is a party, or the Transactions.

Article IV. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

Assignee represents and warrants to the Assignor and HMMR that the following statements contained in this Article IV are true and correct as of the Closing Date:

Section 4.01 Authorization of Transactions. Assignee is a limited partnership, duly organized and in good standing in the State of Delaware, and has the requisite power and capacity to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Assignee of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of Assignee. The Transaction Documents to which Assignee is a party have been duly and validly executed and delivered by Assignee. Each Transaction Document to which Assignee is a party constitutes the valid and legally binding obligation of Assignee, enforceable against Assignee in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.

Section 4.02 Governmental Approvals; Non-contravention.

(a) No consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Entity is necessary for the execution, delivery or performance by Assignee of this Agreement or any other Transaction Document to which Assignee is a party.

(b) The execution, delivery and performance by Assignee of the Transaction Documents to which Assignee is a party, and the consummation by Assignee of the Transactions, do not violate any Laws or Orders to which Assignee is subject or violate, breach or conflict with any provision of Assignee's organizational documents.

Section 4.03 No Consent, Violation or Conflict. The execution and delivery of the Transaction Documents by Assignee, the consummation by Assignee of the transactions contemplated thereby, and compliance by the Assignee with the provisions hereof (a) do not and will not violate or, if applicable, conflict with any provision of Law; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, cause the acceleration of performance or constitute a default or require any consent under, any material instrument or agreement to which Assignee is a party or by which Assignee or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing Date or any breaches or defaults which would not affect the Assignee's ability to consummate the transactions contemplated thereby.

Section 4.04 Investment Representations.

(a) Assignee understands and agrees that the consummation of this Agreement including the delivery of the Note Agreement and the Loan to Assignee as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the Note Agreement and the Loan are being acquired for Assignee's own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b) Assignee is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

(c) The Assignor has provided to Assignee all information required by Section 4(a)(7) of the Securities Act, as reasonably determined by Assignee, such that the Parties are able to rely on the provisions of Section 4(a)(7) of the Securities Act with respect to the Transactions.

(d) Assignee understands that the Note Agreement and the Loan are being offered and sold to Assignee in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Assignor is relying upon the truth and accuracy of, and Assignee's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Assignee set forth herein in order to determine the availability of such exemptions and the eligibility of Assignee to acquire the Note Agreement and the Loan.

(e) Assignee and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of HMMR and materials relating to the Note Agreement and the Loan which have been requested by Assignee or its advisors. Assignee and its advisors, if any, have been afforded the opportunity to ask questions of HMMR. Assignee is aware that an investment in the Note Agreement and the Loan involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to the contribution and assignment of the Note Agreement and the Loan.

(f) Assignee has adequate means of providing for Assignee's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Note Agreement and the Loan for an indefinite period of time, and after purchasing the Note Agreement and the Loan Assignee will be able to provide for any foreseeable current needs and possible personal contingencies. Assignee must bear and acknowledges the substantial economic risks of the investment in the Note Agreement and the Loan including the risk of illiquidity and the risk of a complete loss of this investment.

(g) Assignee understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Note Agreement and the Loan.

(h) Assignee understands that the Note Agreement and the Loan have not been and are not being registered under the Securities Act or any state or foreign securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) there is a valid exemption therefrom.

(i) Assignee is not a director, executive officer, other officer of HMMR, a beneficial owner of 20% or more of HMMR's outstanding voting equity securities, calculated on the basis of voting power, nor a promoter (as that term is defined in Rule 405 under the Securities Act) connected with HMMR in any capacity at the time of the contribution and assignment of the Note Agreement and the Loan and is not subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

Section 4.05 Brokers. Assignee has not engaged any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of any Transaction Document to which it is a party, or the Transactions.

Article V. REPRESENTATIONS AND WARRANTIES OF HMMR

HMMR represents and warrants to the Assignor and Assignee that the following statements contained in this Article IV are true and correct as of the Closing Date:

Section 5.01 Authorization of Transactions. HMMR is a corporation, duly organized and in good standing in the State of Nevada, and has the requisite power and capacity to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by HMMR of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of HMMR. The Transaction Documents to which HMMR is a party have been duly and validly executed and delivered by HMMR. Each Transaction Document to which HMMR is a party constitutes the valid and legally binding obligation of HMMR, enforceable against HMMR in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.

Section 5.02 Governmental Approvals; Non-contravention.

(a) No consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Entity is necessary for the execution, delivery or performance by HMMR of this Agreement or any other Transaction Document to which HMMR is a party.

(b) The execution, delivery and performance by HMMR of the Transaction Documents to which HMMR is a party, and the consummation by HMMR of the Transactions, do not violate any Laws or Orders to which HMMR is subject or violate, breach or conflict with any provision of HMMR's organizational documents.

Section 5.03 No Consent, Violation or Conflict. The execution and delivery of the Transaction Documents by HMMR, the consummation by HMMR of the transactions contemplated thereby, and compliance by the HMMR with the provisions hereof (a) do not and will not violate or, if applicable, conflict with any provision of Law; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, cause the acceleration of performance or constitute a default or require any consent under, any material instrument or agreement to which HMMR is a party or by which HMMR or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing Date or any breaches or defaults which would not affect the HMMR's ability to consummate the transactions contemplated thereby.

Section 5.04 Brokers. HMMR has not engaged any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of any Transaction Document to which it is a party, or the Transactions.

Article VI. INDEMNIFICATION

Section 6.01 General Indemnification. Each Party (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each other Party and such other Party's Affiliates and each of their respective directors, officers, managers, partners, employees, agents, equity holders, successors and assigns (each, an "Indemnified Party"), from and against any and all Losses incurred or suffered by any Indemnified Party arising out of, based upon or resulting from any breach of any representation or warranty of the Indemnifying Party herein or breach by the Indemnifying Party of, or any failure the Indemnifying Party to perform, any of the covenants, agreements or obligations contained in or made pursuant to this Agreement by the Indemnifying Party.

Section 6.02 Procedures for Indemnification. In the event that an Indemnified Party shall incur or suffer any Losses in respect of which indemnification may be sought under this Article VI against the Indemnifying Party, the Indemnified Party shall assert a claim for indemnification by providing a written notice (the "Notice of Loss") to the Indemnifying Party stating the nature and basis of such indemnification. The Notice of Loss shall be provided to the Indemnifying Party as soon as practicable after the Indemnified Party becomes aware that it has incurred or suffered a Loss.

Section 6.03 Payment. Upon a determination of liability under this Article VI the Indemnifying Party shall pay or cause to be paid to the Indemnified Party the amount so determined within five

(5) Business Days after the date of such determination. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Agreement, the Indemnifying Party shall nevertheless pay when due such portion, if any, of the obligation that is not subject to dispute. Upon the payment in full of any amounts due under this Article VI with respect to any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any Person with respect to the subject matter of such claim.

Section 6.04 Effect of Knowledge on Indemnification. The right to indemnification, reimbursement or other remedy based upon any representations, warranties, covenants and obligations set forth in this Agreement shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants or obligations.

Article VII. MISCELLANEOUS

Section 7.01 Notices.

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email with return receipt requested, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to Assignor, to:

Michael Sevell

19 Hageman Dr. Flemington,
NJ 08822

Email: msevell@hmmrgroup.com

if to the Assignee, to:

Caban Global Reach Private Equity LP
Attn: Michael Cothill

850 Tidewater Shores Loop, Suite 401
Bradenton, FL 34208

Email: mcothill@globalreachfunds.com

If to HMMR, to:

Hammer Fiber Optics Holdings Corp.
Attn: Mark Stogdill

6151 Lake Osprey Drive, Suite 300
Sarasota, Florida, United States 34240
Email: mstogdill@hmmrgroup.com

(b) Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c) Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 7.02 Attorneys' Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.03 Amendments; No Waivers; No Third-Party Beneficiaries.

(a) This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the Parties.

(b) Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

Section 7.04 No Consequential Damages. NOTWITHSTANDING ANYTHING ELSE CONTAINED HEREIN, NO PARTY SHALL SEEK, NOR SHALL ANY PARTY BE LIABLE FOR, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, UNDER ANY TORT, CONTRACT, EQUITY, OR OTHER LEGAL THEORY, WITH RESPECT TO ANY BREACH (OR ALLEGED BREACH) OF THIS AGREEMENT OR ANY PROVISION HEREOF OR ANY MATTER OTHERWISE RELATING HERETO OR ARISING IN CONNECTION HEREWITH.

Section 7.05 Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 7.06 Further Assurances. Following the Closing, each Party shall execute and deliver such documents and other papers and take such further action as may be reasonably required to carry out the provisions of the Transaction Documents.

Section 7.07 Successors and Assigns; Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign (other than by operation of law), delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of all of the other Parties, and any such attempted assignment in contravention of the provisions herein shall be null and void and of no force or effect. Other than as specifically set forth herein, including in Article VI, nothing in this Agreement, expressed or implied, shall confer on any Person other than the Parties, and their respective successors and permitted assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Agreement.

Section 7.08 Governing Law; Etc.

(a) This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of New Jersey, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of New Jersey.

(b) SUBJECT TO Section 7.09, ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF FLORIDA, IN EACH CASE LOCATED IN SARASOTA COUNTY, FLORIDA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.08(C). EACH OF THE PARTIES ACKNOWLEDGE THAT EACH HAS BEEN REPRESENTED IN CONNECTION WITH THE SIGNING OF THE WAIVER IN THIS SECTION 7.08(C) BY INDEPENDENT LEGAL COUNSEL SELECTED BY THE RESPECTIVE PARTY AND THAT SUCH PARTY HAS DISCUSSED THE LEGAL CONSEQUENCES AND IMPORT OF THIS WAIVER WITH LEGAL COUNSEL. EACH OF THE PARTIES FURTHER ACKNOWLEDGE THAT EACH HAS READ AND UNDERSTANDS THE MEANING OF SUCH WAIVER AND GRANTS SUCH WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE CONSEQUENCES OF THIS WAIVER WITH LEGAL COUNSEL.

Section 7.09 Resolution of Disputes. Except as otherwise provided herein, all controversies, disputes or actions between the Parties arising out of the Transactions or this Agreement, including their respective Affiliates, owners, officers, directors, agents and employees, arising from or relating to this Agreement shall on demand of either party be submitted for arbitration to in accordance with the rules and regulations of the American Arbitration Association. The arbitration shall be conducted by one arbitrator jointly selected by the Parties, provided, however, that if the Parties are unable to agree on the identity of the arbitrator within 10 Business Days of commencement of efforts to do so, each Party shall select one arbitrator and the three arbitrators so selected shall select a third arbitrator, and the third arbitrator shall conduct the arbitration alone. The Parties agree that, in connection with any such arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedures) within the same proceeding as the claim to which it relates. Any such claim which is not submitted or filed in such proceeding shall be barred. The arbitrator shall be instructed to use every reasonable effort to perform its services within seven days of request, and, in any case, as soon as practicable. The Parties agree to be bound by the provisions of any limitation on the period of time by which claims must be brought under New Jersey law or any applicable federal law. The arbitrator(s) shall have the right to award the relief which he or she deems proper, consistent with the terms of this Agreement, including compensatory damages (with interest on unpaid amounts from due date), injunctive relief, specific performance, legal damages and costs. The award and decision of the arbitrator(s) shall be conclusive and binding on all Parties, and judgment upon the award may be entered in any court of competent jurisdiction. Any right to contest the validity or enforceability of this award shall be governed exclusively by the United States Arbitration Act. The arbitration shall be conducted in Sarasota, Florida. The provisions of this Section 7.09 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

Section 7.10 Survival. The representations and warranties in this Agreement shall survive the Closing for a period of 12 months from the Closing Date, and no claim for indemnification may be made after such time. All covenants and agreements in this Agreement will survive until fully performed; provided, however, that, nothing herein shall prevent a Party from making any claim hereunder, or relieve any other Party from any liability hereunder, after such time for any breach thereof.

Section 7.11 Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 7.12 Entire Agreement. This Agreement, and the Note Agreement to the extent applicable hereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 7.13 Public Announcements and Filings. Unless required by applicable Laws or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, trade or trade press, or to any third party (other than its advisors and representatives in connection with Transactions) or file any document, relating to this Agreement and Transactions, except as may be mutually agreed by the Parties.

Section 7.14 Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

Section 7.15 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Closing Date.

Michael Sevell

By:
Name:	Michael Sevell

Caban Global Reach Private Equity LP
By: Ambleside Capital Partners LLC
Its: General Partner

By:	Michael P. Cothill	Digitally signed by Michael P. Cothill Date: 2025.05.25 00:06:15 -04'00'
Name:	Michael Cothill
Title:	Manager

Hammer Fiber Optics Holdings Corp.

By:
Name:	Mark Stogdill
Title:	Principal Financial Officer

Exhibit A

Revised and Restated Convertible Note Agreement

(Attached)